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                                                                 EXHIBIT 10.2(u)

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                           UNIVERSAL FOODS CORPORATION

                            MANAGEMENT INCENTIVE PLAN
                            FOR DIVISION MANAGEMENT
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I.       THE PLAN

         The name of this Plan is the Universal Foods Corporation Management Incentive Plan for Division Management. The purpose of the Plan is to promote the interests of the shareholders and to provide incentive to those Division management employees who can contribute most to the profitability of the Company. It is separate and distinct from other Company incentive plans currently in effect.

II.      DEFINITIONS

         In this Plan, the terms used will have the following definitions:

         A. "Actual Average Assets Managed" means the twelve-month average of month-end balances of key assets and liabilities subject to Division, Business Unit or Unit control, as defined in Exhibit B,2b) and c).

         B. "Actual Sales Operating Profit" means profit reported on the Company's sales operating reports, as defined in Exhibit B,2a) and
              c).

         C. "Bonus Award" means an award, either paid currently or paid on a deferred basis, as the result of the operation of this Plan.

         D.   "Business Unit" means a segmented profit center within a Division.

         E.   "Unit" means a segmented profit center within a Business Unit.

         F.   "Company" means Universal Foods Corporation.

         G. "Division" means a business entity designated as such by the Corporation normally segmented based on product line.

         H. "Employee" means any employee regularly employed by Universal Foods Corporation or any of its subsidiaries and paid on a salary basis.

         I. "Fiscal Year Salary" means base pay earned during the period October 1 through September 30 of each Company operating year exclusive of any incentive or supplemental payments by the Company.

         J.   "Plan" means this Management Incentive Plan for Division
              Management.

         K. "Targeted Average Assets Managed" means the Division, Business Unit or Unit Average Assets Managed scheduled per Exhibit B,2a.




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MANAGEMENT INCENTIVE PLAN FOR DIVISION MANAGEMENT
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         L.   "Targeted Profit" means the Division, Business Unit or Unit profit objective scheduled per Exhibit B,2a.

III.     PLAN ADMINISTRATION

         The Board of Directors of Universal Foods Corporation has delegated to the Chairman and Chief Executive Officer the authority to adopt eligibility and other rules not inconsistent with the provisions of the Plan (hereinafter referred to as the "Regulations" and attached hereto as "Exhibit A") for the administration thereof and to alter, amend, or revoke any Regulations so adopted.

IV.      PLAN PARTICIPATION

         Participation in the Plan shall be in accordance with the Regulations.

         A. At the beginning of the fiscal year, the Chairman and Chief Executive Officer shall determine who should participate in the Plan for that fiscal year, based on recommendations from the Division President or other Corporate Officer.

         B. Not all key Division or Business Unit employees need be selected as participants, and selection as a participant does not ensure selection in future plans, if such plans should be implemented.

         C. At the end of the fiscal year, the Division President shall recommend to the Chairman and Chief Executive Officer the amount of the Bonus Award each participant in the Plan should receive for that fiscal year.

         D. The Chairman and Chief Executive Officer's selection of the Employees to whom Bonus Awards shall be made and his/her determination of the amounts and methods of payment shall be final.

         E. This Plan is not a part of the Company's regular compensation plan nor is it part of the employee's regular compensation.

V.       BONUS AWARDS

         The performance measurement upon which the Bonus Award is based is determined in accordance with the Regulations for each fiscal year.

VI.      BONUS PROVISION

         All Bonus Awards under this Plan will be budgeted and funded within the operations of the specific Division/Business Unit/Unit in which participants are employed.




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MANAGEMENT INCENTIVE PLAN FOR DIVISION MANAGEMENT
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VII.     SUCCESSORS AND ASSIGNS

         If the Company sells, assigns or transfers all or substantially all of its business and assets to any person, excluding affiliates of the Company, or if the Company merges into or consolidates or otherwise combines with any person which is a continuing or successor entity, then the Company shall assign all of its right, title and interest in this Plan as of the date of such event to the person which is either the acquiring or successor corporation, and such person(s) shall assume and perform from and after the date of such assignment all of the terms, conditions and provisions imposed by this Plan upon the Company.

         In case of such assignment by the Company and of such assumption and agreement by the Company and of such person(s), all further rights as well as all other obligations of the Company under this Agreement thenceforth shall cease and terminate and thereafter the expression "the Company" whenever used herein shall be deemed to mean such person(s).

VIII.    MISCELLANEOUS

         A. All expenses incurred in interpreting and administering the Plan shall be charged against the Division.

IX.      PLAN AMENDMENTS

         The Chairman and Chief Executive Office may suspend or discontinue the Plan at anytime.










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EXHIBIT A - REGULATIONS
DIVISION MANAGEMENT

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                           UNIVERSAL FOODS CORPORATION

                            MANAGEMENT INCENTIVE PLAN
                             FOR DIVISION MANAGEMENT
                                REGULATIONS F-99
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These Regulations apply to the Division Management Incentive Plan for the fiscal year October 1, 1998 through September 30, 1999.

         1. Participants will be notified of their selection and be provided with a copy of the Plan with specific provisions related to their Division, Business Unit or Unit and level of participation.

         2. An Employee may be selected as a participant after the beginning of a fiscal year and, if eligible, may receive a Bonus Award prorated to reflect duration of Plan participation.

         3. A participant may receive a Bonus Award based on prorated participation in more than one Division, Business Unit or Unit activity, if eligible to do so under provisions of the plan(s)

         4. The Bonus Award granted to individual participants shall be based upon achievement of defined target objectives (Actual Sales Operating Profit).

         5. The Bonus Award amount may, on the recommendation of the Chairman and Chief Executive Officer and approval of the Committee, be adjusted up or down by five to twenty percent (5% to 20%) to recognize individual performance.

         6. If an Employee ceases to be a Plan participant during the fiscal year, but remains in the Company's service, the Employee may, at the discretion of the Chairman and Chief Executive Officer, receive a pro-rata Bonus Award based upon the number of months spent as a participant.

         7. The Bonus Award shall not be paid to participants who resigned or were discharged for cause prior to their receiving the Bonus Award unless the Chairman and Chief Executive Officer decides otherwise.

         8. If an Employee ceases to be a Plan participant during the fiscal year as a result of death, disability, or retirement under the Company's ESOP, the Employee or his/her estate may, at the discretion of the Chairman and Chief Executive Officer, receive a pro-rata Bonus Award based upon the number of months spent as a participant.

              In such cases, the Chairman and Chief Executive Officer may increase the Bonus Award up to, but not in excess of, the amount that would have been earned for a full year of participation.

         9. For the purpose of determining the appropriate Plan Award, profit changes due to fluctuation in currency exchange or internal hedges will not be considered. International business unit profit performance will be based upon actual vs. budget comparisons in local currencies.





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EXHIBIT A - REGULATIONS
DIVISION MANAGEMENT
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         10.  Upon the recommendations of the Senior Corporate Officers, the
              Chairman and Chief Executive Officer may approve special adjustments to Incentive Targets necessary to give consideration to unbudgeted and/or unplanned situations which developed after finalization of the operating budget. Such adjustments will be submitted for consideration only if required to correct major inequities.


























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EXHIBIT B - PERFORMANCE MEASURES
DIVISION MANAGEMENT

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                           UNIVERSAL FOODS CORPORATION

                            MANAGEMENT INCENTIVE PLAN
                             FOR DIVISION MANAGEMENT
                            PERFORMANCE MEASURES F-99
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                                                       MAXIMUM BONUS AWARD AS
PARTICIPANT NAME:                                      PERCENTAGE OF FISCAL YEAR
                                                       SALARY:

TITLE:


1. The method by which the Bonus Awards will be earned has been designed to encourage the following:

      a)   The setting of realistic operating budgets and performance thereto.
      b) The improvement of return on investment through maximization of profits and careful utilization of corporate assets.

2. Participants will receive their Bonus Award in accordance with the applicable Division, Business Unit or Unit Schedules (Exhibit C) for Sales Operating Profit or Sales Margin.

      a) Actual Sales Operating Profit for the Division is the profit reported on the Company's sales operating reports adjusted by adding back any interest expense, foreign taxes, or goodwill amortization which had been charged against the reported profit.

      b) Actual Average Assets Managed is the twelve-month average of month-end balances of key assets and liabilities subject to Division control consisting of accounts receivable, inventories, accounts payable, accrued expenses and any other assets or liabilities specifically identifiable with a Division and so specified prior to the beginning of the fiscal year (such as advances to suppliers, deferred farming costs, etc.).

      c)   Adjustments
           If the Actual Assets Managed for the Division during the fiscal year exceed the Targeted Assets Managed, the increase will be multiplied by 25% and added to the Targeted Profit as a charge for the use of additional capital.

           If the Actual Average Assets Managed for the Division during the fiscal year are less than the Targeted Average Assets Managed, the reduction will be multiplied by 25% and subtracted from the Targeted Profit as a credit for the reduction in capital utilized.







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EXHIBIT C

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                          UNIVERSAL FOODS CORPORATION

                MANAGEMENT INCENTIVE PLAN FOR DIVISION MANAGEMENT
                       PERFORMANCE MEASURES-SCHEDULE F-99
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      PARTICIPANT NAME                             TITLE

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          Actual Sales Operating Profit           |   % of Formula Award Earned
            as a % of Targeted Profit             |
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         Targeted Sales Operating Profit               $

         Targeted Average Assets Managed               $



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                         F-99 MANAGEMENT INCENTIVE PLAN

                        REQUEST FOR JANUARY, 2000 PAYMENT



For the fiscal year ending September 30, 1999, the Company plans to date and distribute all incentive compensation checks on or before December 15, 1999. If you prefer to have your payment deferred until January, 2000, please complete the attached form and return it to Richard Carney no later than December 31, 1998.



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TO:    RICHARD CARNEY
       VICE PRESIDENT, HUMAN RESOURCES
       UNIVERSAL FOODS CORPORATION
       433 E. Michigan Street, Milwaukee, WI 53202

FROM:


DATE:                            , 1998
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                    RE: COMPENSATION PAYMENT DEFERRAL REQUEST

I request and agree that my incentive compensation check for the year ending September 30, 1999 be dated and distributed in January, 2000.


X
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         (Signature)